COMMUNITY CAPITAL TRUST
CCM Alternative Income Fund
(the “Fund”)

Supplement dated April 29, 2016
to the
Prospectus
dated October 1, 2015

1. Effective April 29, 2016, the first paragraph under the section entitled “FUND SUMMARY — Principal Investment Strategies” on page 4 of the Prospectus is removed and replaced with the following:

In seeking to achieve its investment objective, the Fund’s goals are to seek to provide: (1) 5% to 9% total return over a full market cycle; (2) SEC 30-day yield (standardized yield) greater than 3-month Treasury bills plus 4%; (3) volatility (standard deviation) between 2% and 4%; and (4) correlation ranging from 0.0 to 0.5 to the bond market (as represented by the Barclays Aggregate Bond Index) and 0.0 to 0.5 to the equity market (as represented by the S&P 500 Index). There can be no assurances that the Fund will achieve any of these goals. These goals can be changed at any time without shareholder approval.

Please keep this Prospectus Supplement with your records.